UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2026

CAREDX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8000 Marina Boulevard
Brisbane, California 94005
(Address of Principal Executive Offices) (Zip Code)
(415) 287-2300
Registrant’s telephone number, including area code
N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
Eurobio Transaction

On June 30, 2026, CareDx, Inc. (the “Company”) completed the previously announced sale of the shares of CareDx AB, a wholly-owned Swedish subsidiary of the Company, and certain assets relating to the Company’s kitted laboratory products business and related software to Eurobio Scientific S.A. (“Eurobio”), pursuant to and subject to the terms and conditions of the Purchase Agreement (the “Purchase Agreement”), by and between the Company and Eurobio (the “Eurobio Transaction”). The aggregate purchase price received by the Company was $171.7 million in cash, subject to certain customary adjustments specified in the Purchase Agreement for working capital, cash and indebtedness.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 16, 2026, and is incorporated herein by reference.

Naveris Transaction

On July 1, 2026, the Company and Nautilus Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), completed the previously announced acquisition of Naveris, Inc., a Delaware corporation (“Naveris”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Naveris, Inc., Nautilus, Merger Sub, and Shareholder Representative Services LLC, solely in its capacity as the representative of the securityholders of Naveris. Pursuant to, and subject to the terms and conditions set forth in, the Merger Agreement, Merger Sub merged with and into Naveris, with Naveris continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Naveris Transaction”). The aggregate purchase price paid by the Company consisted of $161.8 million in cash, subject to certain customary adjustments specified in the Merger Agreement for Naveris’ cash, indebtedness, transaction expenses and net working capital. Additionally, under the terms and subject to the conditions set forth in the Merger Agreement, Naveris’ equityholders will be eligible to receive up to $100.0 million in additional cash consideration contingent upon the achievement of specified revenue-based milestones in respect of fiscal years ending December 31, 2026 and December 31, 2027.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company on April 28, 2026, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 30, 2026, the Company issued a press release (the “Eurobio Press Release”) announcing the closing of the Eurobio Transaction. A copy of the Eurobio Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2026, the Company issued a press release (the “Naveris Press Release”) announcing the closing of the Naveris Transaction. A copy of the Naveris Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The financial statements of Naveris required to be filed under Item 9.01(a) of this Current Report on Form 8-K in connection with the Naveris Transaction will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K in connection with the Naveris Transaction will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1+*	Purchase Agreement, dated April 15, 2026 by and between CareDx, Inc. and Eurobio Scientific S.A. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K as filed on April 16, 2026).
2.2+*
Agreement and Plan of Merger, dated April 28, 2026 by and among CareDx, Inc., Nautilus Merger Sub, Inc., Naveris, Inc. and Shareholder Representative Services LLC, solely in its capacity as the representative of the securityholders of Naveris, Inc. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K as filed on April 28, 2026).

99.1	Press Release issued by CareDx, Inc., dated June 30, 2026 (Eurobio).
99.2	Press Release issued by CareDx, Inc., dated July 1, 2026 (Naveris).
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

+         Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.

*        Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREDX, INC.

Date: July 7, 2026	By:	/s/ JOHN HANNA
John W. Hanna
President, Chief Executive Officer and Director